UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 26, 2013
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2013-C12
(Exact name of issuing entity)

The Royal Bank of Scotland plc
Wells Fargo Bank, National Association
Liberty Island Group I LLC
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
NCB, FSB
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-06	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On September 26, 2013, the Pooling and Servicing Agreement, dated March 1, 2013, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, NCB, FSB, as NCB master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as co-op special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee (the “Pooling and Servicing Agreement”) was amended pursuant to that certain First Amendment to the Pooling and Servicing Agreement, dated September 26, 2013, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, NCB, FSB, as NCB master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as co-op special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee attached hereto as Exhibit 4.1.  This Amendment corrected certain information presented on Schedule I of the Pooling and Servicing Agreement.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 4.1
First Amendment to the Pooling and Servicing Agreement, dated September 26, 2013, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, NCB, FSB, as NCB master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as co-op special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2013	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1
First Amendment to the Pooling and Servicing Agreement, dated September 26, 2013, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, NCB, FSB, as NCB master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as co-op special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee.
(E)